Exhibit 99.2

CHAPARRAL ENERGY, L.L.C.

EXECUTIVE SEVERANCE PLAN

PARTICIPATION AND RESTRICTIVE COVENANT AGREEMENT

This Participation and Restrictive Covenant Agreement (this “Agreement”) is entered into as of                     , 20[●] between Chaparral Energy, L.L.C. (the “Employer”), and [Executive Name] (“Executive”).

WHEREAS, the Compensation Committee of the Company’s Board of Directors has adopted the Chaparral Energy, L.L.C. Executive Severance Plan, effective as of December 20, 2019 (the “Severance Plan”), to provide certain benefits to participants upon a qualifying termination of employment, as contemplated under the Severance Plan;

WHEREAS, the Plan Administrator (as defined in the Severance Plan) has decided to offer Executive the opportunity to participate in the Severance Plan, subject to the terms of the Severance Plan and this Agreement;

WHEREAS, as a condition of eligibility to participate in the Severance Plan, Executive must agree to be bound by the terms of this Agreement, including the restrictive covenants contained in Section 4, and Executive agrees and acknowledges that participation in the Severance Plan is good, valuable, and sufficient consideration for Executive’s promises and commitments as set forth in this Agreement including, without limitation, the restrictive covenants contained in Section 4; and

WHEREAS, Executive acknowledges that Executive has carefully reviewed the Severance Plan and this Agreement and has decided that Executive wishes to enter into this Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants, promises and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Employer and Executive agree as follows:

1. Plan. The terms of the Severance Plan are incorporated by reference into this Agreement, and this Agreement shall be a part of and governed by the terms of the Severance Plan, as amended from time to time or terminated in accordance with Section 8(l) of the Severance Plan, subject to the termination of Executive’s participation in the Severance Plan as provided in Sections 2 and 8(l) of the Severance Plan. Executive is an intended third-party beneficiary of the Severance Plan.

2. Participation Subject to Execution and Return of this Agreement. This Agreement and Executive’s designation as a Participant in the Severance Plan shall be null and void unless Executive agrees to be bound by and executes this Agreement and returns it to the Employer on or before [            , 20[●]]1.

[1]	Note to Draft: Date to be 30 days after this Agreement is delivered to Executive.

3. Definitions. The capitalized terms used, but not defined in this Agreement, shall have the respective meanings set forth in the Severance Plan.

4. Restrictive Covenants.

(a) Nondisclosure of Confidential Information. Executive acknowledges that it is the policy of the Company and the Employer to maintain as secret and confidential (i) all valuable and unique information, (ii) other information heretofore or hereafter acquired by the Company, the Employer, or any of their Affiliates and deemed by it to be confidential, and (iii) information developed or used by the Company, the Employer, or any of their Affiliates, in each case, relating to the business, operations, employees and customers of the Company, the Employer, or any of their Affiliates including, but not limited to, the mental impressions of Executive acquired by Executive during his or her employment by the Employer as well as any employee information (all such information described in clauses (i), (ii) and (iii) above, other than information that is known to the public or becomes known to the public through no fault of Executive, is hereinafter referred to as “Confidential Information”). The parties recognize that the services to be performed by Executive pursuant to this Agreement are special and unique and that by reason of his or her employment by the Employer before, on and after the date hereof, Executive has acquired and will acquire previously undisclosed Confidential Information. Executive recognizes that all such Confidential Information is the property of the Company, the Employer, and their subsidiaries. Accordingly, at any time following the termination of Executive’s employment and subject to Section 4(j), Executive shall not, except in the proper performance of his or her duties under this Agreement, directly or indirectly, without the prior written consent of the Company or the Employer, use the Confidential Information for any purpose or disclose the Confidential Information to any Person other than the Company, the Employer, or their subsidiaries, whether or not such Person is a competitor of the Company, the Employer, or their subsidiaries, and shall prevent the use, publication or disclosure of any Confidential Information obtained by, or which has come to the knowledge of, Executive before, on and after the date hereof. For purposes of the foregoing, the parties acknowledge and agree that overseeing, supervising, consulting with or advising others with respect to the acquisition or disposition of producing or non-producing leasehold, mineral interests or royalty interests (including, without limitation, farm-ins, farm-out, poolings, leasing activities, unitizations and similar activities), during the 12-month period commencing on the Termination Date, solely as relates to any county or parish in which the Company conducts oil and gas operations on the Termination Date will necessarily require and be deemed hereby to constitute the use and/or disclosure of Confidential Information in violation of the covenant set forth in this Section 4(a). For avoidance of doubt and notwithstanding the foregoing provisions of the immediately preceding sentence, following the 12-month anniversary of the Termination Date (but not before such time), Executive’s retention of Executive’s mental impressions of Confidential Information, without conscious memorization or subsequent reference to Confidential Information, will not preclude the activities described in the immediately preceding sentence.

(b) Non-Solicitation. Executive shall not, for a period of 12 months following the Termination Date (the “Non-Solicitation Period”), either personally or by directing, assisting or encouraging his or her agent and whether for himself or herself or on behalf of any other person or entity, directly or indirectly hire or solicit any employee or consultant of the Employer, including by attempting, directly or indirectly, to persuade any such employee or consultant to discontinue his or her status of employment or consultancy with the Employer to become an employee or consultant of any other person or entity. Additionally, during the Non-Solicitation Period, Executive shall not, for himself or on behalf of any person or entity, directly solicit any established customer of the Employer or the Company for the purpose of causing such customer to purchase goods, services or a combination of goods and services from another person or entity in lieu of goods, services or a combination thereof from the Employer or the Company. For purposes of this Agreement, an “established customer” shall be given the broadest possible interpretation under Oklahoma law. Nothing contained in this provision is intended to prohibit general advertising or solicitation not specifically directed at any or all of the Employer’s or the Company’s customers or employees.

(c) Non-Competition.

(i) As part of the consideration for the severance benefits to be paid to Executive hereunder, to protect the trade secrets and Confidential Information of the Company and its customers and clients that have been and will be entrusted to Executive, the business goodwill of the Company and its subsidiaries that will be developed in and through Executive and the business opportunities that will be disclosed or entrusted to Executive by the Company and its subsidiaries, and as an additional incentive for the Company to enter into this Agreement, during the Term, Executive shall not directly or indirectly, individually or on behalf of any other person or entity, manage, participate in, work for, consult with, render services for, or take an interest in (as an owner, stockholder, partner or lender) (i) any Competitor in an area of Competing Business or (ii) any entity for the purposes of evaluating an investment or financing activity in any counties in which the Company or the Employer operates.

(ii) For purposes of Section 4(c)(i):

(A) “Competitor” means any business, company or individual that is in, or is actively seeking to be in, the Competing Business in any county or parish in which the Company or the Employer operates.

(B) “Competing Business” means the acquisition, exploration, exploitation, development, production and/or operation of oil and gas properties.

(iii) Executive acknowledges that each of the covenants of Section 4(c)(i) are in addition to, and shall not be construed as a limitation upon, any other covenant provided in Section 4. Executive agrees that the scope of prohibited activities and time duration of each of the covenants set forth in Section 4(c)(i) are reasonable in nature and are no broader than are necessary to maintain the confidentiality and the goodwill of the Company’s proprietary and Confidential Information, plans and services and to protect the other legitimate business interests of the Company, including, without limitation, the goodwill developed by Executive with the Company’s customers, suppliers, licensees and business relations. It is also the intent of the Company and Executive that such covenants be construed and enforced in accordance with the changing activities, business and locations of the Company throughout the term of this covenant. The covenants in Section 4(c)(i) are severable and separate, and the unenforceability of any specific covenant shall not affect the provisions of any other covenant. Moreover, in the event any court of competent jurisdiction shall determine that the scope or duration set forth are unreasonable, then it is the intention of the parties that such restrictions be enforced to the fullest extent which the court deems reasonable, and this Agreement shall thereby be reformed.

(iv) Nothing in this Section 4(c) shall prohibit: (A) direct or indirect ownership of publicly traded securities which are issued by a Competitor involved in or conducting a Competing Business, provided that Executive, directly or indirectly, does not own more than 5% of the outstanding equity or voting securities of such Competitor; (B) ownership of royalty interests where Executive owns the surface of the land covered by the royalty interest and the ownership of the royalty interest is incidental to the ownership of such surface estate, provided that any such surface estate does not adjoin, or is not near to, any property ownership interest held directly or indirectly by the Company; (C) direct or indirect ownership of royalty interests or overriding royalty interests owned prior to the date of this Agreement; or (D) direct or indirect ownership of working interests or other interests in oil and gas owned prior to date of this Agreement and disclosed by Executive to the Company in writing.

(v) For the avoidance of doubt, Executive will have no continuing obligations under this Section 4(c) following the 12-month anniversary of the Termination Date.

(d) Non-Disparagement. Following the termination of Executive’s employment for any reason, Executive shall not disparage the Employer, the Company, or any of their Affiliates, including any of the officers or directors, or the reputation of such entities.

(e) Cooperation. Upon reasonable request, Executive agrees to cooperate with the Company and the Employer and all individuals employed by the Company or the Employer in any and all matters relating to the Company or the Employer, including cooperation in any transition of his or her duties as an employee of the Employer or any Affiliate thereof, as well as any ongoing investigations by the Securities and Exchange Commission (the “SEC”) and related investigations or any other related matters at the request of the Company or the Employer.

(f) Obligations of Executive Upon Termination. Upon termination of Executive’s employment for any reason, Executive shall return to the Employer all property of the Company, Employer, and their Affiliates, including, without limitation, all documents and copies, including, without limitation, hard and electronic copies, of documents in his or her possession or under his or her control relating to any Confidential Information including, but not limited to, internal and external business forms, manuals, correspondence, notes and computer programs, and Executive shall not make or retain any copy or extract of any of the foregoing. In addition, Executive shall resign from all positions held with the Company, the Employer, and their Affiliates.

(g) Remedies. Executive acknowledges and understands that Section 4(a), Section 4(b), and the other provisions of this Agreement are of a special and unique nature, the loss of which cannot be adequately compensated for in damages by an action at law, and that the breach or threatened breach of the provisions of this Agreement would cause the Company, the Employer, and their Affiliates irreparable harm. In the event of a breach or threatened breach by

Executive of the provisions of this Agreement, the Company, the Employer, and their Affiliates, as applicable, shall be entitled to an injunction restraining him from such breach in addition to other appropriate equitable and legal relief. Nothing contained in this Agreement shall be construed as prohibiting the Company, the Employer, or their Affiliates from pursuing, or limiting their ability to pursue, any other remedies available for any breach or threatened breach of this Agreement by Executive, including, without limitation, the right to repayment of any Severance Payment (net of any taxes Executive has paid or is required to pay in respect thereof) already paid to Executive as contemplated by Section 3 of the Severance Plan. If Executive’s employment is terminated by the Employer for Cause or by Executive without Good Reason, then, in the event of a material breach by Executive of the terms of Section 4, Executive shall pay the Employer an amount equal to 150% of the sum of Executive’s Base Salary and target Annual Bonus for the year in which the Termination Date occurs. Notwithstanding anything to the contrary in this Agreement, the Company and the Employer may amend the provisions of Section 4 without the approval of Executive or any other person to provide for less restrictive limitations as to time, geographical area, or scope of activity to be restrained. Any such less restrictive limitations may, in sole discretion of the Company and the Employer, apply only with respect to the enforcement of this Agreement in certain jurisdictions specified in any such amendment. At the request of the Company or the Employer, Executive shall consent to any such amendment and shall execute and deliver to the Company and the Employer a counterpart signature page to such amendment; provided, however, that Executive’s failure to do so shall not impact the validity of the amendment.

(h) After-Acquired Evidence. Notwithstanding any provision of this Agreement to the contrary, if the Company or the Employer determines that Executive is eligible to receive any Severance Payment payable under Section 3 of the Severance Plan, but, after such determination, the Company or the Employer within the subsequent twenty-four (24) months acquire evidence that (i) Executive has materially breached the terms of Section 4; or (ii) one or more of clauses (ii), clause (iv) and, to the extent such breach was willful, clause (viii) in the Severance Plan’s definition of “Cause” existed prior to the Termination Date that has subsequently resulted in material injury to the Company, and had the Employer been aware of all material facts relating to such condition, would have given the Employer the right to terminate Executive’s employment for Cause, then, in each case, the Company and the Employer shall have the right to cease payment of any future installments of such Severance Payments and prompt repayment of any portion of the Severance Payment (net of any taxes Executive has paid or is required to pay in respect thereof) already paid to Executive as contemplated by Section 3 of the Severance Plan.

(i) Clawback. To the extent required by applicable law or any applicable securities exchange listing standards, amounts paid or payable under this Agreement shall be subject to the provisions of any applicable clawback policies or procedures adopted by the Company, the Employer, or their Affiliates, which clawback policies or procedures may provide for forfeiture and/or recoupment of amounts paid or payable under this Agreement. Notwithstanding any provision of this Agreement to the contrary, and to the extent required by applicable law or any applicable securities exchange listing standards, the Company and the Employer reserve the right, without the consent of Executive, to adopt any such clawback policies and procedures, including, without limitation, such policies and procedures applicable to this Agreement with retroactive effect.

(j) Protected Activities. Nothing in this Agreement is intended to, or does, prohibit Executive from (i) filing a charge or complaint with, providing truthful information to, or cooperating with an investigation being conducted by a governmental agency (such as the Equal Employment Opportunity Commission, another other fair employment practices agency, the National Labor Relations Board, the Department of Labor, or the SEC); (ii) engaging in other legally-protected activities; (iii) giving truthful testimony or making statements under oath in response to a subpoena or other valid legal process or in any legal proceeding; (iv) otherwise making truthful statements as required by law or valid legal process; or (v) disclosing a trade secret in confidence to a governmental official, directly or indirectly, or to an attorney, if the disclosure is made solely for the purpose of reporting or investigating a suspected violation of law. Accordingly, Executive understands that he or she shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (i) is made (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, and (B) solely for the purpose of reporting or investigating a suspected violation of law; or (ii) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. Executive likewise understands that, in the event he or she files a lawsuit for retaliation by the Company or the Employer for reporting a suspected violation of law, he or she may disclose the trade secret(s) of the Company or the Employer to his attorney and use the trade secret information in the court proceeding, if he or she (i) files any document containing the trade secret under seal; and (ii) does not disclose the trade secret, except pursuant to court order. In accordance with applicable law, and notwithstanding any other provision of this Agreement, nothing in this Agreement or any of any policies or agreements of the Company, the Employer, or their Affiliates applicable to Executive (i) impedes his or her right to communicate with the SEC or any other governmental agency about possible violations of federal securities or other laws or regulations or (ii) requires him to provide any prior notice to the Company, the Employer, or their Affiliates or obtain their prior approval before engaging in any such communications.

5. Not a Contract for Employment; Survival. This Agreement does not entitle Executive to employment with the Employer, the Company, or any of their respective Affiliates for any specified duration. Executive’s employment is “at will” and may be terminated by either party at any time for any or no reason, with or without notice. This Agreement shall survive any such employment termination and any termination of Executive’s participation in the Severance Plan.

6. Counterparts. This Agreement may be executed and delivered (including by email transmission or other customary means of electronic transmission (e.g., pdf) in one or more counterparts, all of which shall be considered one and the same instrument.

7. Adequacy of Consideration. Executive acknowledges and agrees that the Severance Benefits to which Executive may be eligible under the Severance Plan are good, valuable, and adequate consideration to which Executive would not be entitled if Executive did not enter into this Agreement and the Severance Plan, or if Executive does not abide by the provisions of this Agreement and the Severance Plan, including the Restrictive Covenants contemplated in Section 4.

8. Governing Law; Entire Agreement; Amendment. The validity, interpretation, and construction of this Agreement shall be governed by the laws of Oklahoma without regard to its principles of conflicts law. This Agreement and the Severance Plan constitute the complete agreement between Executive and the Employer or the Company concerning the subject matter therein and they supersede and replace in its entirety any prior written or oral understandings entered into between Executive and the Employer or the Company relating to severance or similar pay. For the avoidance of doubt, and subject to Section 4(j) above, nothing in this Agreement shall limit, restrict or supersede any fiduciary, statutory, tort or other non-contractual obligations of Executive to the Employer or the Company any of their respective Affiliates (including without limitation under any applicable trade secrets laws), or any obligations of the Employee under any code of conduct, other applicable rule or policy of the Employer or the Company or any of their respective Affiliates, or any obligations (including with respect to non-competition, non-solicitation, intellectual property, confidentiality) that Executive has or may have pursuant to any plan, policy, or agreement with the Employer or the Company any of their respective, all of which shall continue in full force and effect in accordance with their respective terms. This Agreement may only be amended in a writing signed by all parties.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the          day of                     , 20[●].

CHAPARRAL ENERGY, L.L.C.

By:
Name:
Title:

EXECUTIVE

Name:

8